INVESTOR FINANCIAL SUPPLEMENT
December 31, 2018

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of February 4, 2019
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A	A2
	Maxum Casualty Insurance Company	A+	NR	NR
	Maxum Indemnity Company	A+	NR	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Maxum Casualty Insurance Company ratings are on stable outlook at A.M. Best
http://www.thehartford.com	- Maxum Indemnity Company ratings are on stable outlook at A.M. Best

Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa1
Contacts:	Commercial paper	AMB-1	A-2	P-2
Sabra Purtill	Preferred stock	bbb	BBB-	Baa3
Senior Vice President	Junior subordinated debentures	bbb	BBB-	Baa2
Investor Relations & Treasurer
Phone (860) 547-8691	- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Property & Casualty Unpaid Losses and Loss Adjustment Expenses Reserve Rollforward	8

PROPERTY & CASUALTY	Property & Casualty Income Statements	9
	Property & Casualty Underwriting Ratios and Results	10
	Commercial Lines Income Statements	11
	Commercial Lines Underwriting Ratios	13
	Commercial Lines Supplemental Data	14
	Personal Lines Income Statements	15
	Personal Lines Underwriting Ratios	17
	Personal Lines Supplemental Data	18
	P&C Other Operations Income Statements	20

GROUP BENEFITS	Income Statements	21
	Supplemental Data	22

HARTFORD FUNDS	Income Statements	23
	Asset Value Rollforward - Assets Under Management By Asset Class	24

CORPORATE	Income Statements	25

INVESTMENTS	Investment Earnings Before Tax - Consolidated	26
	Investment Earnings Before Tax - Property & Casualty	27
	Investment Earnings Before Tax - Group Benefits	28
	Net Investment Income	29
	Components of Net Realized Capital Gains (Losses)	30
	Composition of Invested Assets	31
	Invested Asset Exposures	32

APPENDIX	Basis of Presentation and Definitions	33
	Discussion of Non-GAAP and Other Financial Measures	34

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
HIGHLIGHTS
Income (loss) from continuing operations, net of tax, available to common stockholders [1]	$190	$427	$434	$428	$(558)	$145	$(152)	$303	$1,479	$(262)
Net income (loss)	$196	$432	$582	$597	$(3,703)	$234	$(40)	$378	$1,807	$(3,131)
Net income (loss) available to common stockholders	$190	$432	$582	$597	$(3,703)	$234	$(40)	$378	$1,801	$(3,131)
Core earnings *	$284	$418	$412	$461	$293	$130	$303	$288	$1,575	$1,014
Total revenues	$4,633	$4,842	$4,789	$4,691	$4,587	$4,192	$4,214	$4,169	$18,955	$17,162
Total assets	$62,307	$61,437	$60,775	$216,666	$225,260	$224,901	$226,562	$226,094
PER SHARE AND SHARES DATA
Basic earnings per common share
Income (loss) from continuing operations, net of tax, available to common stockholders [1]	$0.53	$1.19	$1.21	$1.20	$(1.56)	$0.40	$(0.42)	$0.82	$4.13	$(0.72)
Net income (loss) available to common stockholders	$0.53	$1.20	$1.62	$1.67	$(10.37)	$0.65	$(0.11)	$1.02	$5.03	$(8.61)
Core earnings*	$0.79	$1.17	$1.15	$1.29	$0.82	$0.36	$0.83	$0.78	$4.39	$2.79
Diluted earnings per common share
Income (loss) from continuing operations, net of tax, available to common stockholders [1] [2]	$0.52	$1.17	$1.19	$1.18	$(1.56)	$0.40	$(0.42)	$0.80	$4.06	$(0.72)
Net income (loss) available to common stockholders [2]	$0.52	$1.19	$1.60	$1.64	$(10.37)	$0.64	$(0.11)	$1.00	$4.95	$(8.61)
Core earnings [2]*	$0.78	$1.15	$1.13	$1.27	$0.81	$0.35	$0.81	$0.76	$4.33	$2.74
Weighted average common shares outstanding (basic)	359.1	358.6	358.3	357.5	357.0	360.2	366.0	371.4	358.4	363.7
Dilutive effect of stock compensation	3.2	3.6	4.0	4.4	4.8	4.5	3.8	4.2	3.8	4.3
Dilutive effect of warrants	1.7	1.9	1.9	2.0	2.1	2.3	2.5	3.0	1.9	2.5
Weighted average common shares outstanding and dilutive potential common shares (diluted)	364.0	364.1	364.2	363.9	363.9	367.0	372.3	378.6	364.1	370.5
Common shares outstanding	359.2	358.7	358.4	358.1	356.8	357.5	362.8	369.2
Book value per common share	$35.54	$35.49	$35.01	$36.70	$37.82	$48.20	$47.65	$46.07
Per common share impact of accumulated other comprehensive income [3]	$(4.40)	$(4.23)	$(3.77)	$(0.67)	$1.86	$1.63	$1.36	$(0.56)
Book value per common share (excluding AOCI)*	$39.94	$39.72	$38.78	$37.37	$35.96	$46.57	$46.29	$46.63
Book value per diluted share	$35.06	$34.95	$34.44	$36.06	$37.11	$47.33	$46.84	$45.25
Per diluted share impact of AOCI	$(4.34)	$(4.17)	$(3.71)	$(0.65)	$1.82	$1.61	$1.34	$(0.55)
Book value per diluted share (excluding AOCI)*	$39.40	$39.12	$38.15	$36.71	$35.29	$45.72	$45.50	$45.80
Common shares outstanding and dilutive potential common shares	364.1	364.2	364.3	364.5	363.6	364.1	369.1	375.9
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [4]
Net income (loss) available to common stockholders ROE ("Net income (loss) ROE")	13.7%	(14.0%)	(15.4%)	(19.3%)	(20.6%)	2.7%	3.9%	5.4%
Core earnings ROE*	11.6%	10.3%	8.4%	7.8%	6.7%	5.9%	6.9%	5.1%

[1]	Income (loss) from continuing operations, net of tax, available to common stockholders includes the impact of preferred stock dividends.

[2]
In periods where a loss from continuing operations, net of tax, available to common stockholders, net loss available to common stockholders or a core loss is recognized, inclusion of incremental dilutive shares would be antidilutive. Due to the antidilutive impact, such shares are excluded from the diluted earnings per share calculation of income (loss) from continuing operations, net of tax, available to common stockholders and net income (loss) available to common stockholders in such periods. The calculation of core earnings per share includes the effect of dilutive securities in all periods presented.

[3]
Accumulated other comprehensive income ("AOCI") represents after tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

[4]	For reconciliation of Net income (loss) ROE to Core earnings ROE, see Appendix, page 34.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Earned premiums	$3,997	$3,987	$3,958	$3,927	$3,801	$3,447	$3,455	$3,438	$15,869	$14,141
Fee income	319	344	327	323	313	291	286	278	1,313	1,168
Net investment income	457	444	428	451	394	404	395	410	1,780	1,603
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(1)	(4)	—	(2)	(4)	(4)	(4)	(3)	(7)	(15)
OTTI losses recognized in other comprehensive income	1	3	—	2	—	3	2	2	6	7
Net OTTI losses recognized in earnings	—	(1)	—	—	(4)	(1)	(2)	(1)	(1)	(8)
Other net realized capital gains (losses)	(172)	39	52	(30)	64	27	57	25	(111)	173
Total net realized capital gains (losses)	(172)	38	52	(30)	60	26	55	24	(112)	165
Other revenues	32	29	24	20	19	24	23	19	105	85
Total revenues	4,633	4,842	4,789	4,691	4,587	4,192	4,214	4,169	18,955	17,162
Benefits, losses and loss adjustment expenses	2,946	2,786	2,738	2,695	2,692	2,638	2,420	2,424	11,165	10,174
Amortization of deferred acquisition costs ("DAC")	350	348	344	342	342	341	345	344	1,384	1,372
Insurance operating costs and other expenses	1,086	1,091	1,067	1,037	1,042	952	1,650	919	4,281	4,563
Loss on extinguishment of debt	—	—	6	—	—	—	—	—	6	—
Interest expense	70	69	79	80	78	79	79	80	298	316
Amortization of other intangible assets	14	18	18	18	11	1	1	1	68	14
Total benefits, losses and expenses	4,466	4,312	4,252	4,172	4,165	4,011	4,495	3,768	17,202	16,439
Income (loss) before income taxes	167	530	537	519	422	181	(281)	401	1,753	723
Income tax expense (benefit) [1] [4]	(29)	103	103	91	980	36	(129)	98	268	985
Income (loss) from continuing operations, net of tax	196	427	434	428	(558)	145	(152)	303	1,485	(262)
Income (loss) from discontinued operations, net of tax [2]	—	5	148	169	(3,145)	89	112	75	322	(2,869)
Net income (loss)	196	432	582	597	(3,703)	234	(40)	378	1,807	(3,131)
Preferred stock dividends [3]	6	—	—	—	—	—	—	—	6	—
Net income (loss) available to common stockholders	190	432	582	597	(3,703)	234	(40)	378	1,801	(3,131)
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(175)	37	50	(30)	59	25	53	23	(118)	160
Less: Loss on extinguishment of debt, before tax	—	—	(6)	—	—	—	—	—	(6)	—
Less: Pension settlement, before tax	—	—	—	—	—	—	(750)	—	—	(750)
Less: Integration and transaction costs associated with acquired business, before tax	(12)	(12)	(11)	(12)	(17)	—	—	—	(47)	(17)
Less: Income tax benefit (expense) [1] [4] [5]	93	(16)	(11)	9	(893)	(10)	242	(8)	75	(669)
Less: Income (loss) from discontinued operations, net of tax [2]	—	5	148	169	(3,145)	89	112	75	322	(2,869)
Core earnings	$284	$418	$412	$461	$293	$130	$303	$288	$1,575	$1,014

[1]
The three and twelve months ended December 31, 2018 included a $52 Tax Reform benefit as the IRS communicated that a sequestration fee would not be payable on alternative minimum tax credits the Company expects to be refunded.

[2]
The three months ended December 31, 2017 included an estimated loss on sale of $3.3 billion related to the life and annuity business sold in May 2018. The three months ended June 30, 2018 and March 31, 2018, included a reduction in loss on sale of $151 and $62, respectively.

[3]	On November 6, 2018, the Company issued 6% Series G non-cumulative perpetual preferred stock for net proceeds of $334.

[4]
The three months and year ended December 31, 2017 included income tax expense of $877 resulting primarily from reducing net deferred tax assets due to a reduction in corporate Federal income tax rates from 35% to 21%

[5]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Net income (loss):
Commercial Lines	$253	$289	$372	$298	$286	$90	$258	$231	$1,212	$865
Personal Lines	(178)	51	6	89	(74)	8	24	33	(32)	(9)
P&C Other Operations	(16)	9	5	17	7	18	20	24	15	69
Property & Casualty ("P&C")	59	349	383	404	219	116	302	288	1,195	925
Group Benefits	113	77	96	54	109	71	69	45	340	294
Hartford Funds	36	41	37	34	33	26	24	23	148	106
Sub-total	208	467	516	492	361	213	395	356	1,683	1,325
Corporate [1]	(12)	(35)	66	105	(4,064)	21	(435)	22	124	(4,456)
Net income (loss)	196	432	582	597	(3,703)	234	(40)	378	1,807	(3,131)
Preferred stock dividends	6	—	—	—	—	—	—	—	6	—
Net income (loss) available to common stockholders	$190	$432	$582	$597	$(3,703)	$234	$(40)	$378	$1,801	$(3,131)

Core earnings (losses):
Commercial Lines	$337	$265	$341	$302	$282	$81	$238	$224	$1,245	$825
Personal Lines	(166)	47	2	89	(46)	7	20	32	(28)	13
P&C Other Operations	(15)	8	3	17	4	18	18	21	13	61
P&C	156	320	346	408	240	106	276	277	1,230	899
Group Benefits	136	102	104	85	67	66	61	40	427	234
Hartford Funds	38	41	38	34	37	26	24	23	151	110
Sub-total	330	463	488	527	344	198	361	340	1,808	1,243
Corporate	(46)	(45)	(76)	(66)	(51)	(68)	(58)	(52)	(233)	(229)
Core earnings	$284	$418	$412	$461	$293	$130	$303	$288	$1,575	$1,014

[1]	Includes income (loss) from discontinued operations from the life and annuity business sold in May 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE		CONSOLIDATED
	Dec 31 2018	Dec 31 2017	Dec 31 2018	Dec 31 2017	Dec 31 2018	Dec 31 2017	Dec 31 2018	Dec 31 2017	Dec 31 2018	Dec 31 2017
Investments
Fixed maturities, available-for-sale, at fair value	$24,763	$25,571	$9,876	$10,489	$28	$49	$985	$855	$35,652	$36,964
Fixed maturities, at fair value using the fair value option	16	30	6	11	—	—	—	—	22	41
Equity securities, at fair value	920	—	64	—	51	—	179	—	1,214	—
Equity securities, available-for-sale, at fair value	—	749	—	79	—	27	—	157	—	1,012
Mortgage loans	2,603	2,315	1,101	860	—	—	—	—	3,704	3,175
Limited partnerships and other alternative investments	1,458	1,375	265	213	—	—	—	—	1,723	1,588
Other investments	78	85	10	11	—	—	104	—	192	96
Short-term investments	1,081	1,268	398	398	197	146	2,607	458	4,283	2,270
Total investments [1]	30,919	31,393	11,720	12,061	276	222	3,875	1,470	46,790	45,146
Cash [1]	91	156	18	12	7	8	5	4	121	180
Premiums receivable and agents’ balances	3,565	3,511	430	399	—	—	—	—	3,995	3,910
Reinsurance recoverables [2]	3,774	3,476	251	236	—	—	332	349	4,357	4,061
DAC	612	594	52	47	6	9	—	—	670	650
Deferred income taxes	180	51	(26)	(103)	7	6	1,087	1,210	1,248	1,164
Goodwill	157	157	723	723	180	180	230	230	1,290	1,290
Property and equipment, net	826	837	101	118	—	—	79	79	1,006	1,034
Other intangible assets	87	28	559	620	11	11	—	—	657	659
Other assets	1,013	897	286	365	96	111	778	857	2,173	2,230
Assets held for sale	—	—	—	—	—	—	—	164,936	—	164,936
Total assets	$41,224	$41,100	$14,114	$14,478	$583	$547	$6,386	$169,135	$62,307	$225,260
Unpaid losses and loss adjustment expenses	$24,584	$23,775	$8,445	$8,512	$—	$—	$—	$—	$33,029	$32,287
Reserves for future policy benefits [2]	—	—	427	441	—	—	215	272	642	713
Other policyholder funds and benefits payable [2]	—	—	455	492	—	—	312	324	767	816
Unearned premiums	5,239	5,282	43	40	—	—	—	—	5,282	5,322
Debt	—	—	—	—	—	—	4,678	4,998	4,678	4,998
Other liabilities	1,930	2,061	516	774	203	197	2,159	2,156	4,808	5,188
Liabilities held for sale	—	—	—	—	—	—	—	162,442	—	162,442
Total liabilities	31,753	31,118	9,886	10,259	203	197	7,364	170,192	49,206	211,766
Common stockholders' equity, excluding AOCI	9,389	9,267	4,303	3,998	380	350	274	(784)	14,346	12,831
Preferred stock	—	—	—	—	—	—	334	—	334	—
AOCI, after tax	82	715	(75)	221	—	—	(1,586)	(273)	(1,579)	663
Total stockholders' equity	9,471	9,982	4,228	4,219	380	350	(978)	(1,057)	13,101	13,494
Total liabilities and equity	$41,224	$41,100	$14,114	$14,478	$583	$547	$6,386	$169,135	$62,307	$225,260

[1]
Includes investments classified as part of Corporate that are not fixed maturities or short-term investments held by the holding company of The Hartford Financial Services Group, Inc. ("HFSG Holding Company") which are principally assets held by Hartford Life and Accident Insurance Company (HLA) that support reserves for run-off structured settlement and terminal funding agreement liabilities. Fixed maturities, cash, and short-term investments held by the HFSG Holding Company were $3.4 billion and $1.1 billion as of December 31, 2018 and December 31, 2017, respectively.

[2]	Corporate includes reserves and reinsurance recoverables for run-off structured settlement and terminal funding agreement liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017
DEBT
Short-term debt	$413	$413	$413	$413	$320	$320	$320	$320
Senior notes	3,176	3,174	3,173	3,172	3,096	3,093	3,092	3,091
Junior subordinated debentures	1,089	1,089	1,089	1,583	1,582	1,582	1,582	1,583
Total debt	$4,678	$4,676	$4,675	$5,168	$4,998	$4,995	$4,994	$4,994
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$14,346	$14,248	$13,899	$13,382	$12,831	$16,648	$16,794	$17,216
Preferred stock	334	—	—	—	—	—	—	—
AOCI	(1,579)	(1,519)	(1,353)	(239)	663	585	494	(207)
Total stockholders’ equity	$13,101	$12,729	$12,546	$13,143	$13,494	$17,233	$17,288	$17,009
CAPITALIZATION
Total capitalization, including AOCI, after tax	$17,779	$17,405	$17,221	$18,311	$18,492	$22,228	$22,282	$22,003
Total capitalization, excluding AOCI, after tax	$19,358	$18,924	$18,574	$18,550	$17,829	$21,643	$21,788	$22,210
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	26.3%	26.9%	27.1%	28.2%	27.0%	22.5%	22.4%	22.7%
Total debt to capitalization, excluding AOCI	24.2%	24.7%	25.2%	27.9%	28.0%	23.1%	22.9%	22.5%
Total debt and preferred stock to capitalization, including AOCI	28.2%	26.9%	27.1%	28.2%	27.0%	22.5%	22.4%	22.7%
Total debt and preferred stock to capitalization, excluding AOCI	25.9%	24.7%	25.2%	27.9%	28.0%	23.1%	22.9%	22.5%
Total rating agency adjusted debt to capitalization [1] [2]	29.2%	29.4%	29.7%	29.9%	28.8%	24.3%	25.2%	25.0%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	6.4:1	7.6:1	7.4:1	7.1:1	3.1:1	2.2:1	1.7:1	5.7:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability and the Company's rental expense on operating leases for a total adjustment of $0.9 billion and $1.0 billion for December 31, 2018 and 2017, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.

[3]
Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
DECEMBER 31, 2018

	P&C	GROUP BENEFITS
U.S. statutory net income [1]	$1,114	$390
U.S. statutory capital [2]	$7,435	$2,407
U.S. GAAP adjustments:
DAC	612	52
Non-admitted deferred tax assets [3]	146	170
Deferred taxes [4]	(545)	(363)
Goodwill	115	723
Other intangible assets	87	559
Non-admitted assets other than deferred taxes	644	152
Asset valuation and interest maintenance reserve	—	222
Benefit reserves	(52)	56
Unrealized gains on investments	114	(52)
Other, net	915	302
U.S. GAAP stockholders’ equity	$9,471	$4,228

[1]	Statutory net income is for the year ended December 31, 2018.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017
Fixed maturities net unrealized gain	$24	$40	$211	$1,349	$1,837	$1,774	$1,696	$1,355
Equities net unrealized gain	—	—	—	—	94	66	59	58
OTTI losses recognized in AOCI	(4)	(4)	(3)	(5)	(3)	(4)	(3)	(4)
Net gains (losses) on cash flow hedging instruments	(5)	(17)	(12)	(24)	18	43	57	58
Total net unrealized gain	$15	$19	$196	$1,320	$1,946	$1,879	$1,809	$1,467
Foreign currency translation adjustments	30	34	33	32	34	27	13	8
Pension and other postretirement plan adjustments	(1,624)	(1,572)	(1,582)	(1,591)	(1,317)	(1,321)	(1,328)	(1,682)
Total AOCI	$(1,579)	$(1,519)	$(1,353)	$(239)	$663	$585	$494	$(207)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES RESERVE ROLLFORWARD

	THREE MONTHS ENDED DEC 31, 2018
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$19,255	$2,166	$2,376	$23,797
Reinsurance and other recoverables	3,089	21	670	3,780
Beginning liabilities for unpaid losses and loss adjustment expenses, net	16,166	2,145	1,706	20,017
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,034	561	—	1,595
Current accident year catastrophes	37	324	—	361
Prior accident year development	(55)	(11)	38	(28)
Total provision for unpaid losses and loss adjustment expenses	1,016	874	38	1,928
Less: payments	864	671	58	1,593
Ending liabilities for unpaid losses and loss adjustment expenses, net	16,318	2,348	1,686	20,352
Reinsurance and other recoverables [1]	3,137	108	987	4,232
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$19,455	$2,456	$2,673	$24,584

	YEAR ENDED DEC 31, 2018
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$18,893	$2,294	$2,588	$23,775
Reinsurance and other recoverables	3,147	71	739	3,957
Beginning liabilities for unpaid losses and loss adjustment expenses, net [2]	15,746	2,223	1,849	19,818
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	4,037	2,249	—	6,286
Current accident year catastrophes	275	546	—	821
Prior accident year development	(200)	(32)	65	(167)
Total provision for unpaid losses and loss adjustment expenses	4,112	2,763	65	6,940
Less: payments	3,540	2,638	228	6,406
Ending liabilities for unpaid losses and loss adjustment expenses, net [2]	16,318	2,348	1,686	20,352
Reinsurance and other recoverables [1]	3,137	108	987	4,232
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$19,455	$2,456	$2,673	$24,584

[1]
Includes $523 of reinsurance recoverable from National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway Inc., for asbestos and environmental reserve development incurred by the Company that was ceded to NICO.

[2]	As of December 31, 2018, recorded reserves were above the actuarial indications by an amount comparable with December 31, 2017.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Written premiums	$2,554	$2,605	$2,591	$2,658	$2,550	$2,626	$2,631	$2,710	$10,408	$10,517
Change in unearned premium reserve	(87)	(29)	(10)	88	(89)	(18)	(19)	88	(38)	(38)
Earned premiums	2,641	2,634	2,601	2,570	2,639	2,644	2,650	2,622	10,446	10,555
Fee income	18	19	18	19	20	20	20	21	74	81
Losses and loss adjustment expenses
Current accident year before catastrophes	1,595	1,620	1,534	1,537	1,615	1,672	1,646	1,612	6,286	6,545
Current accident year catastrophes [1]	361	169	188	103	179	352	155	150	821	836
Prior accident year development	(28)	(60)	(47)	(32)	(42)	(1)	(10)	12	(167)	(41)
Total losses and loss adjustment expenses	1,928	1,729	1,675	1,608	1,752	2,023	1,791	1,774	6,940	7,340
Amortization of DAC	334	332	329	328	328	329	331	330	1,323	1,318
Underwriting expenses	516	511	495	470	510	496	467	465	1,992	1,938
Amortization of other intangible assets	2	3	2	1	2	1	1	1	8	5
Dividends to policyholders [2]	5	8	6	4	24	4	3	4	23	35
Underwriting gain (loss)*	(126)	70	112	178	43	(189)	77	69	234	—
Net investment income	308	311	301	322	281	303	302	310	1,242	1,196
Net realized capital gains (losses)	(132)	37	50	(9)	57	16	42	17	(54)	132
Net servicing and other income (expense)	(1)	7	3	5	6	9	4	5	14	24
Income before income taxes	49	425	466	496	387	139	425	401	1,436	1,352
Income tax expense (benefit) [3] [6]	(10)	76	83	92	168	23	123	113	241	427
Net income	59	349	383	404	219	116	302	288	1,195	925
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(134)	36	49	(8)	56	16	41	17	(57)	130
Less: Income tax benefit (expense) [3] [5]	37	(7)	(12)	4	(77)	(6)	(15)	(6)	22	(104)
Core earnings	$156	$320	$346	$408	$240	$106	$276	$277	$1,230	$899
ROE
Net income available to common stockholders [4]	15.1%	15.5%	12.7%	11.9%	10.7%	5.0%	7.5%	4.5%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(0.8%)	1.7%	1.4%	1.4%	1.7%	0.3%	0.1%	—%
Less: Loss on reinsurance transaction, before tax	—%	—%	—%	—%	—%	(7.5%)	(7.5)%	(7.7)%
Less: Income tax benefit (expense) [3] [5] [6]	0.3%	(1.2%)	(1.2%)	(1.2%)	(1.4%)	2.5%	3.1%	3.2%
Less: Impact of AOCI, excluded from core earnings ROE	(0.7%)	(0.5%)	(0.5%)	(0.6%)	(0.7%)	(1.0%)	(1.2)%	(0.6)%
Core earnings [1] [4]	16.3%	15.5%	13.0%	12.3%	11.1%	10.7%	13.0%	9.6%
[1] Catastrophe losses for the three months ended December. 31, 2018 and 2017 included losses from California wildfires totaling $406 and $304, respectively. The three months ended December. 31, 2018 and 2017 included an estimated reinsurance recoverable of $82 and $90, respectively, under the Company's property catastrophe aggregate treaty. Catastrophe loss estimates for hurricanes Harvey and Irma were reduced by a total of $40 in the three month period ended December. 31, 2017.
[2] The three months ended December 31, 2017 included a $21 increase in policyholder dividends given the emergence of favorable workers' compensation loss experience that has increased the profitability of certain customer accounts.
[3] The three months and year ended December 31, 2017 includes $58 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.
[4] Net income (loss) ROE and Core earnings ROE assume a portion of debt and interest expense accounted for within Corporate and a portion of preferred stock and preferred stock dividends also accounted for within Corporate are allocated to Property & Casualty. For further information, see Appendix, page 34.
[5] Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.
[6] The three and twelve months ended December 31, 2018 included a $10 Tax Reform benefit as the IRS communicated that a sequestration fee would not be payable on alternative minimum tax credits the Company expects to be refunded.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
UNDERWRITING GAIN (LOSS)	(126)	70	112	178	43	(189)	77	69	234	—
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	60.4	61.5	59.0	59.8	61.2	63.2	62.1	61.5	60.2	62.0
Current accident year catastrophes	13.7	6.4	7.2	4.0	6.8	13.3	5.8	5.7	7.9	7.9
Prior accident year development [1]	(1.1)	(2.3)	(1.8)	(1.2)	(1.6)	—	(0.4)	0.5	(1.6)	(0.4)
Total losses and loss adjustment expenses	73.0	65.6	64.4	62.6	66.4	76.5	67.6	67.7	66.4	69.5
Expenses	31.6	31.4	31.1	30.4	31.1	30.5	29.4	29.6	31.1	30.1
Policyholder dividends	0.2	0.3	0.2	0.2	0.9	0.2	0.1	0.2	0.2	0.3
Combined ratio	104.8	97.3	95.7	93.1	98.4	107.1	97.1	97.4	97.8	100.0
Current accident year catastrophes and prior accident year development	12.6	4.1	5.4	2.8	5.2	13.3	5.4	6.2	6.3	7.5
Underlying combined ratio *	92.2	93.2	90.3	90.3	93.2	93.9	91.6	91.2	91.5	92.5

[1]	The following table summarizes unfavorable (favorable) prior accident year development.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Auto liability - Commercial Lines	$—	$(5)	$(5)	$(5)	$(3)	$—	$—	$20	$(15)	$17
Auto liability - Personal Lines	(8)	(10)	—	—	—	—	—	—	(18)	—
Homeowners	(5)	(7)	(1)	(12)	(14)	—	—	—	(25)	(14)
Professional and general liability	20	(16)	26	10	2	—	—	10	40	12
Package business	(10)	(9)	(15)	8	(3)	(22)	—	—	(26)	(25)
Bond	2	—	—	—	22	20	—	(10)	2	32
Commercial property	(2)	2	1	(13)	(3)	1	(7)	1	(12)	(8)
Workers’ compensation	(67)	(24)	(48)	(25)	(50)	(9)	—	(20)	(164)	(79)
Workers' compensation discount accretion	10	10	10	10	7	5	8	8	40	28
Catastrophes	(2)	(13)	(31)	(3)	(4)	1	(10)	(3)	(49)	(16)
Uncollectible reinsurance	—	11	11	—	(15)	—	—	—	22	(15)
Other reserve re-estimates [1]	34	1	5	(2)	19	3	(1)	6	38	27
Total prior accident year development	$(28)	$(60)	$(47)	$(32)	$(42)	$(1)	$(10)	$12	$(167)	$(41)
[1] Primarily related to an increase in unallocated loss adjustment expense reserves within P&C Other Operations. See page 20.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Written premiums	$1,800	$1,751	$1,734	$1,851	$1,727	$1,702	$1,706	$1,821	$7,136	$6,956
Change in unearned premium reserve	(6)	(34)	(11)	140	(7)	(21)	(14)	133	89	91
Earned premiums	1,806	1,785	1,745	1,711	1,734	1,723	1,720	1,688	7,047	6,865
Fee income	8	9	8	9	9	9	9	10	34	37
Losses and loss adjustment expenses
Current accident year before catastrophes	1,034	1,055	977	971	990	1,009	994	968	4,037	3,961
Current accident year catastrophes [1]	37	95	74	69	(21)	270	63	71	275	383
Prior accident year development [2]	(55)	(53)	(73)	(19)	(34)	(3)	—	15	(200)	(22)
Total losses and loss adjustment expenses	1,016	1,097	978	1,021	935	1,276	1,057	1,054	4,112	4,322
Amortization of DAC	268	264	259	257	255	253	252	249	1,048	1,009
Underwriting expenses	356	353	336	324	352	348	324	323	1,369	1,347
Amortization of other intangible assets	1	2	1	—	1	—	—		4	1
Dividends to policyholders [3]	5	8	6	4	24	4	3	4	23	35
Underwriting gain (loss)	168	70	173	114	176	(149)	93	68	525	188
Net servicing income (loss)	2	(1)	1	—	(1)	1	1	—	2	1
Net investment income	247	250	242	258	225	241	240	243	997	949
Net realized capital gains (losses)	(106)	29	42	(8)	47	13	32	11	(43)	103
Other income (expense)	(3)	2	(3)	2	1	(1)	—	1	(2)	1
Income before income taxes	308	350	455	366	448	105	366	323	1,479	1,242
Income tax expense [4]	55	61	83	68	162	15	108	92	267	377
Net income	253	289	372	298	286	90	258	231	1,212	865
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(108)	28	40	(6)	45	12	32	11	(46)	100
Less: Income tax benefit (expense) [4] [5]	24	(4)	(9)	2	(41)	(3)	(12)	(4)	13	(60)
Core earnings	$337	$265	$341	$302	$282	$81	$238	$224	$1,245	$825

[1]
Catastrophe losses for the three months ended December 31, 2018 and 2017 included losses from California wildfires totaling $54 and $51, respectively. The three months ended December 31, 2018 and 2017 included an estimated reinsurance recoverable of $28 and $43, respectively, under the Company's property catastrophe aggregate treaty. Catastrophe loss estimates for hurricane Irma were reduced by a total of $30 in the three month period ended December 31, 2017.

[2]	For further information, see Commercial Lines Income Statements (continued), page 12.

[3]
The three months ended December 31, 2017 included a $21 increase in policyholder dividends given the emergence of favorable workers' compensation loss experience that has increased the profitability of certain customer accounts.

[4]
The three months and year ended December 31, 2017 includes $25 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[5]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Auto liability	$—	$(5)	$(5)	$(5)	$(3)	$—	$—	$20	$(15)	$17
Professional liability	—	(20)	6	2	1	—	—	—	(12)	1
Package business	(10)	(9)	(15)	8	(3)	(22)	—	—	(26)	(25)
General liability	20	4	20	8	1	—	—	10	52	11
Bond	2	—	—	—	22	20	—	(10)	2	32
Commercial property	(2)	2	1	(13)	(3)	1	(7)	1	(12)	(8)
Workers’ compensation	(67)	(24)	(48)	(25)	(50)	(9)	—	(20)	(164)	(79)
Workers' compensation discount accretion	10	10	10	10	7	5	8	8	40	28
Catastrophes	(4)	(11)	(44)	(8)	1	1	(2)	—	(67)	—
Uncollectible reinsurance	—	—	—	—	(15)	—	—	—	—	(15)
Other reserve re-estimates	(4)	—	2	4	8	1	1	6	2	16
Total prior accident year development	$(55)	$(53)	$(73)	$(19)	$(34)	$(3)	$—	$15	$(200)	$(22)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
UNDERWRITING GAIN (LOSS)	$168	$70	$173	$114	$176	$(149)	$93	$68	$525	$188
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	57.3	59.1	56.0	56.8	57.1	58.6	57.8	57.3	57.3	57.7
Current accident year catastrophes	2.0	5.3	4.2	4.0	(1.2)	15.7	3.7	4.2	3.9	5.6
Prior accident year development	(3.0)	(3.0)	(4.2)	(1.1)	(2.0)	(0.2)	—	0.9	(2.8)	(0.3)
Total losses and loss adjustment expenses	56.3	61.5	56.0	59.7	53.9	74.1	61.5	62.4	58.4	63.0
Expenses	34.2	34.2	33.7	33.4	34.5	34.4	33.0	33.3	33.9	33.8
Policyholder dividends	0.3	0.4	0.3	0.2	1.4	0.2	0.2	0.2	0.3	0.5
Combined ratio	90.7	96.1	90.1	93.3	89.9	108.6	94.6	96.0	92.6	97.3
Current accident year catastrophes and prior accident year development	(1.0)	2.3	—	2.9	(3.2)	15.5	3.7	5.1	1.1	5.3
Underlying combined ratio	91.7	93.7	90.0	90.4	93.0	93.2	90.9	90.9	91.5	92.0

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	84.8	87.6	86.6	89.0	83.9	101.5	90.4	91.7	87.0	91.9
Current accident year catastrophes	3.2	2.7	5.5	3.4	(1.2)	15.9	3.2	4.7	3.7	5.7
Prior accident year development	(4.7)	(3.9)	(4.4)	(1.8)	(2.7)	(3.5)	—	(0.3)	(3.7)	(1.6)
Underlying combined ratio	86.2	88.7	85.6	87.5	87.8	89.2	87.2	87.3	87.0	87.8
MIDDLE MARKET
Combined ratio	100.6	111.8	94.6	98.1	94.2	119.7	99.8	100.4	101.4	103.5
Current accident year catastrophes	0.8	11.5	3.7	6.6	(1.5)	21.1	5.5	5.2	5.6	7.5
Prior accident year development	2.1	0.1	(3.2)	(0.8)	(3.2)	1.5	(0.5)	1.4	(0.4)	(0.2)
Underlying combined ratio	97.7	100.2	94.1	92.2	98.9	97.0	94.9	93.8	96.1	96.2
SPECIALTY COMMERCIAL
Combined ratio	87.3	88.0	99.6	98.2	100.5	99.4	97.6	101.3	93.1	99.7
Current accident year catastrophes	0.8	—	0.1	—	—	—	0.2	—	0.2	0.1
Prior accident year development	(11.4)	(8.0)	1.0	0.7	0.9	0.8	1.5	3.9	(4.6)	1.8
Underlying combined ratio	98.0	96.0	98.5	97.5	99.6	98.6	95.9	97.5	97.5	97.8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
WRITTEN PREMIUMS
Small Commercial	$908	$916	$928	$996	$882	$905	$936	$986	$3,748	$3,709
Middle Market	670	622	586	616	628	584	566	592	2,494	2,370
Specialty Commercial	209	201	210	227	206	201	192	232	847	831
National Accounts	82	77	72	97	87	84	71	99	328	341
Financial Products	66	66	62	63	61	59	58	61	257	239
Bond	54	54	60	48	51	51	52	53	216	207
Other Specialty	7	4	16	19	7	7	11	19	46	44
Other	13	12	10	12	11	12	12	11	47	46
Total	$1,800	$1,751	$1,734	$1,851	$1,727	$1,702	$1,706	$1,821	$7,136	$6,956
EARNED PREMIUMS
Small Commercial	$949	$940	$927	$914	$923	$919	$914	$890	$3,730	$3,646
Middle Market	628	614	598	581	594	585	587	583	2,421	2,349
Specialty Commercial	219	219	209	204	206	208	207	203	851	824
National Accounts	88	94	82	84	85	84	85	86	348	340
Financial Products	64	62	60	59	60	62	60	60	245	242
Bond	55	53	54	50	51	51	51	47	212	200
Other Specialty	12	10	13	11	10	11	11	10	46	42
Other	10	12	11	12	11	11	12	12	45	46
Total	$1,806	$1,785	$1,745	$1,711	$1,734	$1,723	$1,720	$1,688	$7,047	$6,865

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Small Commercial	$165	$152	$154	$166	$155	$140	$147	$154	$637	$596
Middle Market	$139	$135	$138	$141	$137	$112	$107	$128	$553	$484
Renewal Price Increases [1]
Standard Commercial Lines - Written	1.5%	1.8%	2.8%	2.5%	2.7%	3.4%	3.4%	3.2%	2.1%	3.2%
Standard Commercial Lines - Earned	2.5%	2.9%	3.2%	3.2%	3.3%	3.0%	2.6%	2.4%	3.0%	2.8%
Policy Count Retention
Small Commercial	83%	83%	82%	82%	83%	83%	83%	85%	82%	84%
Middle Market	79%	78%	77%	78%	79%	76%	75%	80%	78%	78%
Policies in Force (in thousands)
Small Commercial	1,276	1,269	1,265	1,263	1,272	1,274	1,278	1,281
Middle Market	64	64	65	66	66	67	66	66

[1]	Excludes Maxum, higher hazard general liability in middle market and livestock lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Written premiums	$758	$854	$857	$807	$823	$924	$925	$889	$3,276	$3,561
Change in unearned premium reserve	(77)	5	1	(52)	(82)	3	(5)	(45)	(123)	(129)
Earned premiums	835	849	856	859	905	921	930	934	3,399	3,690
Fee income	10	10	10	10	11	11	11	11	40	44
Losses and loss adjustment expenses
Current accident year before catastrophes	561	565	557	566	625	663	652	644	2,249	2,584
Current accident year catastrophes [1]	324	74	114	34	200	82	92	79	546	453
Prior accident year development [2]	(11)	(18)	10	(13)	(25)	2	(10)	(4)	(32)	(37)
Total losses and loss adjustment expenses	874	621	681	587	800	747	734	719	2,763	3,000
Amortization of DAC	66	68	70	71	73	76	79	81	275	309
Underwriting expenses	157	155	156	143	155	145	140	137	611	577
Amortization of other intangible assets	1	1	1	1	1	1	1	1	4	4
Underwriting gain (loss)	(253)	14	(42)	67	(113)	(37)	(13)	7	(214)	(156)
Net servicing income	3	5	4	4	5	4	4	3	16	16
Net investment income	39	39	37	40	34	36	35	36	155	141
Net realized capital gains (losses)	(17)	5	5	—	6	2	5	2	(7)	15
Other income (expense)	(2)	1	1	(1)	—	3	(1)	(1)	(1)	1
Income (loss) before income taxes	(230)	64	5	110	(68)	8	30	47	(51)	17
Income tax expense (benefit) [3]	(52)	13	(1)	21	6	—	6	14	(19)	26
Net income (loss)	(178)	51	6	89	(74)	8	24	33	(32)	(9)
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(17)	5	6	(1)	7	2	5	2	(7)	16
Less: Income tax benefit (expense) [3] [4]	5	(1)	(2)	1	(35)	(1)	(1)	(1)	3	(38)
Core earnings (losses)	$(166)	$47	$2	$89	$(46)	$7	$20	$32	$(28)	$13

[1]
Catastrophe losses for the three months ended December 31, 2018 and 2017 included losses from California wildfires totaling $352 and $253, respectively. The three months ended December 31, 2018 and 2017 included an estimated reinsurance recoverable of $54 and $47, respectively, under the Company's property catastrophe aggregate treaty. Catastrophe loss estimates for hurricanes Harvey and Irma were reduced by a total of $10 in the three month period ended December 31, 2017.

[2]	For further information, see Personal Lines Income Statements (continued), page 16.

[3]
The three months and year ended December 31, 2017 includes $33 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[4]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Auto liability	$(8)	$(10)	$—	$—	$—	$—	$—	$—	$(18)	$—
Homeowners	(5)	(7)	(1)	(12)	(14)	—	—	—	(25)	(14)
Catastrophes	2	(2)	13	5	(5)	—	(8)	(3)	18	(16)
Other reserve re-estimates, net	—	1	(2)	(6)	(6)	2	(2)	(1)	(7)	(7)
Total prior accident year development	$(11)	$(18)	$10	$(13)	$(25)	$2	$(10)	$(4)	$(32)	$(37)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
UNDERWRITING GAIN (LOSS)	$(253)	$14	$(42)	$67	$(113)	$(37)	$(13)	$7	$(214)	$(156)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	67.2	66.5	65.1	65.9	69.1	72.0	70.1	69.0	66.2	70.0
Current accident year catastrophes	38.8	8.7	13.3	4.0	22.1	8.9	9.9	8.5	16.1	12.3
Prior accident year development	(1.3)	(2.1)	1.2	(1.5)	(2.8)	0.2	(1.1)	(0.4)	(0.9)	(1.0)
Total losses and loss adjustment expenses	104.7	73.1	79.6	68.3	88.4	81.1	78.9	77.0	81.3	81.3
Expenses	25.6	25.2	25.4	23.9	24.1	22.9	22.5	22.3	25.0	22.9
Combined ratio	130.3	98.4	104.9	92.2	112.5	104.0	101.4	99.3	106.3	104.2
Current accident year catastrophes and prior accident year development	37.5	6.6	14.5	2.5	19.3	9.1	8.8	8.1	15.2	11.3
Underlying combined ratio	92.8	91.8	90.4	89.8	93.1	94.9	92.6	91.2	91.2	93.0
PRODUCT
Automobile
Combined ratio	102.9	98.9	99.7	93.1	101.7	106.3	100.8	97.5	98.6	101.6
Current accident year catastrophes	0.9	2.0	3.4	0.5	0.7	4.8	2.3	1.4	1.7	2.3
Prior accident year development	(1.5)	(1.7)	(0.2)	(1.6)	(0.7)	—	(0.6)	(0.4)	(1.3)	(0.4)
Underlying combined ratio	103.6	98.5	96.5	94.2	101.7	101.6	99.1	96.6	98.2	99.7
Homeowners
Combined ratio	194.3	96.9	117.8	89.8	137.4	97.9	103.4	103.4	124.3	110.4
Current accident year catastrophes	126.5	23.6	36.4	12.0	71.9	18.6	28.0	24.9	49.2	35.6
Prior accident year development	(0.9)	(3.0)	5.0	(1.1)	(7.3)	0.4	(2.1)	(0.4)	—	(2.3)
Underlying combined ratio	68.7	76.3	76.4	78.9	72.8	78.9	77.6	78.9	75.1	77.1

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$615	$706	$704	$654	$644	$735	$729	$687	$2,679	$2,795
AARP Agency	63	64	67	67	79	79	80	86	261	324
Other Agency	71	73	77	77	90	100	104	105	298	399
Other	9	11	9	9	10	10	12	11	38	43
Total	$758	$854	$857	$807	$823	$924	$925	$889	$3,276	$3,561
EARNED PREMIUMS
AARP Direct	$681	$687	$684	$681	$709	$713	$711	$708	$2,733	$2,841
AARP Agency	68	71	74	77	83	88	89	92	290	352
Other Agency	75	83	86	92	102	108	117	123	336	450
Other	11	8	12	9	11	12	13	11	40	47
Total	$835	$849	$856	$859	$905	$921	$930	$934	$3,399	$3,690
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$523	$583	$586	$581	$578	$636	$638	$645	$2,273	$2,497
Homeowners	235	271	271	226	245	288	287	244	1,003	1,064
Total	$758	$854	$857	$807	$823	$924	$925	$889	$3,276	$3,561
EARNED PREMIUMS
Automobile	$582	$591	$596	$600	$634	$644	$652	$654	$2,369	$2,584
Homeowners	253	258	260	259	271	277	278	280	1,030	1,106
Total	$835	$849	$856	$859	$905	$921	$930	$934	$3,399	$3,690

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$43	$47	$42	$37	$35	$37	$38	$42	$169	$152
Homeowners	$14	$12	$11	$9	$9	$11	$12	$12	$46	$44
Renewal Written Price Increases
Automobile	5.2%	6.0%	8.1%	9.5%	11.1%	11.8%	10.4%	10.3%	7.2%	10.9%
Homeowners	9.1%	9.9%	10.4%	9.5%	9.0%	8.5%	9.1%	8.9%	9.7%	8.9%
Renewal Earned Price Increases
Automobile	7.8%	9.2%	10.4%	10.7%	10.8%	10.1%	9.1%	8.2%	9.6%	9.6%
Homeowners	9.7%	9.6%	9.2%	8.9%	8.8%	8.7%	8.5%	8.2%	9.3%	8.5%
Policy Count Retention
Automobile	83%	83%	82%	80%	80%	80%	81%	82%	82%	81%
Homeowners	84%	83%	84%	82%	83%	83%	83%	82%	83%	83%
Premium Retention
Automobile	84%	85%	86%	85%	87%	87%	88%	88%	85%	88%
Homeowners	90%	90%	91%	89%	89%	89%	90%	88%	90%	89%
Policies in Force (in thousands)
Automobile	1,510	1,547	1,589	1,641	1,702	1,768	1,839	1,905
Homeowners	927	948	978	1,008	1,038	1,071	1,109	1,144

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Losses and loss adjustment expenses
Prior accident year development [1]	$38	$11	$16	$—	$17	—	—	1	65	18
Total losses and loss adjustment expenses	38	11	16	—	17	—	—	1	65	18
Underwriting expenses	3	3	3	3	3	3	3	5	12	14
Underwriting loss	(41)	(14)	(19)	(3)	(20)	(3)	(3)	(6)	(77)	(32)
Net investment income	22	22	22	24	22	26	27	31	90	106
Net realized capital gains (losses)	(9)	3	3	(1)	4	1	5	4	(4)	14
Other income (expense)	(1)	—	—	—	1	2	—	2	(1)	5
Income (loss) before income taxes	(29)	11	6	20	7	26	29	31	8	93
Income tax expense (benefit)	(13)	2	1	3	—	8	9	7	(7)	24
Net income (loss)	(16)	9	5	17	7	18	20	24	15	69
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(9)	3	3	(1)	4	2	4	4	(4)	14
Less: Income tax benefit (expense) [2]	8	(2)	(1)	1	(1)	(2)	(2)	(1)	6	(6)
Core earnings (losses)	$(15)	$8	$3	$17	$4	$18	$18	$21	$13	$61
[1] Prior accident year development for the three months ended December 31, 2018 represented an increase in reserves for unallocated loss adjustment expenses.
[2] Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Earned premiums	$1,356	$1,353	$1,357	$1,357	$1,162	$803	$805	$816	$5,423	$3,586
Fee income	44	43	44	44	34	19	19	19	175	91
Net investment income	121	117	115	121	103	95	88	95	474	381
Net realized capital gains (losses)	(21)	(3)	2	(25)	4	9	13	8	(47)	34
Total revenues	1,500	1,510	1,518	1,497	1,303	926	925	938	6,025	4,092
Benefits, losses and loss adjustment expenses	1,016	1,054	1,059	1,085	910	614	628	651	4,214	2,803
Amortization of DAC	12	12	11	10	9	8	8	8	45	33
Insurance operating costs and other expenses	325	319	317	321	298	204	193	220	1,282	915
Amortization of other intangible assets	12	15	16	17	9	—	—	—	60	9
Total benefits, losses and expenses	1,365	1,400	1,403	1,433	1,226	826	829	879	5,601	3,760
Income before income taxes	135	110	115	64	77	100	96	59	424	332
Income tax expense (benefit) [1]	22	33	19	10	(32)	29	27	14	84	38
Net income [2]	113	77	96	54	109	71	69	45	340	294
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(22)	(3)	—	(26)	4	7	13	7	(51)	31
Less: Integration and transaction costs associated with acquired business, before tax	(12)	(12)	(11)	(12)	(17)	—	—	—	(47)	(17)
Less: Income tax benefit (expense) [1] [3]	11	(10)	3	7	55	(2)	(5)	(2)	11	46
Core earnings [2]	$136	$102	$104	$85	$67	$66	$61	$40	$427	$234
Margin
Net income margin	7.5%	5.1%	6.3%	3.6%	8.4%	7.7%	7.5%	4.9%	5.6%	7.2%
Core earnings margin*	8.9%	6.7%	6.9%	5.6%	5.2%	7.2%	6.7%	4.3%	7.0%	5.8%
ROE
Net income available to common stockholders [4]	9.3%	12.0%	11.9%	10.9%	10.5%	11.6%	11.0%	10.7%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(1.7%)	(1.0%)	(0.6%)	(0.1%)	1.2%	1.7%	2.2%	2.4%
Less: Integration costs	(1.5%)	(2.1%)	(1.6%)	(1.2%)	(0.7%)	—%	—%	—%
Less: Income tax benefit (expense) [1] [3]	0.4%	2.2%	2.6%	2.3%	1.8%	(0.6%)	(0.8)%	(0.9)%
Less: Impact of AOCI, excluded from core earnings ROE	(0.2%)	(0.2%)	(0.4%)	(0.4%)	(0.4%)	(1.5%)	(1.5)%	(1.0)%
Core earnings [4]	12.3%	13.1%	11.9%	10.3%	8.6%	12.0%	11.1%	10.2%

[1]
Three months and year ended December 31, 2017 includes $52 of income tax benefit primarily from reducing net deferred tax liabilities due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[2]	The three months and year ended December 31, 2017 include two months of results from Aetna's U.S. group life and disability business due to the acquisition that occurred on November 1, 2017.

[3]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

[4]
Net income ROE and core earnings ROE assume a portion of debt and interest expense accounted for within Corporate and a portion of preferred stock and preferred stock dividends also accounted for within Corporate are allocated to Group Benefits. For further information, see Appendix, page 34.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
PREMIUMS [2]
Fully insured ongoing premiums
Group disability	$651	$641	$642	$633	$539	$368	$360	$364	$2,567	$1,631
Group life	643	652	651	664	567	382	391	386	2,610	1,726
Other	62	60	59	60	55	53	51	55	241	214
Total fully insured ongoing premiums	1,356	1,353	1,352	1,357	1,161	803	802	805	5,418	3,571
Total buyouts [1]	—	—	5	—	1	—	3	11	5	15
Total premiums	$1,356	$1,353	$1,357	$1,357	$1,162	$803	$805	$816	$5,423	$3,586
SALES (GROSS ANNUALIZED NEW PREMIUMS) [2]
Fully insured ongoing sales
Group disability	$37	$48	$47	$260	$77	$43	$32	$87	$392	$239
Group life	21	47	34	160	22	20	33	115	262	190
Other	3	9	4	34	4	5	2	9	50	20
Total fully insured ongoing sales	61	104	85	454	103	68	67	211	704	449
Total buyouts [1]	—	—	5	—	1	—	3	11	5	15
Total sales	$61	$104	$90	$454	$104	$68	$70	$222	$709	$464
RATIOS, EXCLUDING BUYOUTS [2]
Group disability loss ratio	67.5%	75.9%	74.3%	74.9%	72.9%	73.0%	78.9%	82.9%	73.1%	76.5%
Group life loss ratio	78.8%	76.6%	77.4%	80.9%	80.2%	77.7%	74.2%	73.1%	78.4%	76.7%
Total loss ratio	72.6%	75.5%	75.5%	77.4%	76.1%	74.7%	76.1%	77.7%	75.3%	76.1%
Expense ratio [3]	24.1%	23.9%	23.9%	24.0%	25.0%	25.8%	24.5%	27.7%	24.0%	25.7%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	The three months and year ended December 31, 2017 include two months of results from Aetna's U.S. group life and disability business due to the acquisition that occurred on November 1, 2017.

[3]	Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Investment management fees	$174	$188	$182	$181	$179	$172	$162	$155	$725	$668
Stockholder servicing fees	21	23	22	21	21	24	27	24	87	96
Other revenue	53	57	58	57	58	56	58	59	225	231
Net realized capital losses	(3)	—	(1)	—	—	—	—	—	(4)	—
Total revenues	245	268	261	259	258	252	247	238	1,033	995
Sub-advisory expense	64	69	66	66	65	63	60	56	265	244
Employee compensation and benefits	29	28	27	29	27	28	28	28	113	111
Distribution and service	82	91	91	91	91	90	90	89	355	360
General, administrative and other [2]	25	28	31	30	19	31	31	30	114	111
Total expenses	200	216	215	216	202	212	209	203	847	826
Income before income taxes	45	52	46	43	56	40	38	35	186	169
Income tax expense [1]	9	11	9	9	23	14	14	12	38	63
Net income	$36	$41	$37	$34	$33	$26	$24	$23	$148	$106
Less: Net realized capital losses, excluded from core earnings, before tax	(3)	—	(1)	—	—	—	—	—	(4)	—
Less: Income tax expense [1]	1	—	—	—	(4)	—	—	—	1	(4)
Core earnings	$38	$41	$38	$34	$37	$26	$24	$23	$151	$110
Daily average Hartford Funds AUM	$112,097	$119,897	$117,070	$117,301	$113,830	$109,640	$105,625	$101,114	$116,876	$107,593
Return on assets (bps, after tax) [3]
Net income	12.6	13.6	12.6	11.9	11.5	9.5	9.2	9.2	12.6	9.9
Core earnings*	13.4	13.6	12.8	11.9	12.8	9.5	9.2	9.2	12.9	10.2
ROE
Net income available to common stockholders [4]	54.2%	51.8%	47.9%	44.3%	40.9%	34.3%	33.0%	32.0%
Less: Net realized capital losses excluded from core earnings, before tax	(1.5%)	(0.4%)	(0.4%)	—%	—%	—%	—%	—%
Less: Income tax benefit (expense) [1]	0.4%	(1.5%)	(1.5%)	(1.6%)	(1.6%)	—%	—%	—%
Less: Impact of AOCI, excluded from core earnings ROE	0.5%	0.4%	0.3%	0.2%	(0.1%)	(0.3%)	(0.3)%	—%
Core earnings [4]	54.8%	53.3%	49.5%	45.7%	42.6%	34.6%	33.3%	32.0%

[1]
Three months and year ended December 31, 2017 includes $4 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[2]	The three months and year ended December 31, 2018 and 2017 included a state tax benefit of $4 and $11, respectively.

[3]	Represents annualized earnings divided by daily average assets under management, as measured in basis points ("bps") which represents one hundredth of one percent.

[4]
Net income ROE and core earnings ROE assume a portion of debt and interest expense accounted for within Corporate and a portion of preferred stock and preferred stock dividends also accounted for within Corporate are allocated to Hartford Funds. For further information, see Appendix, page 34.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Equity Funds
Beginning balance	$69,463	$66,285	$64,702	$63,740	$61,163	$58,047	$54,683	$50,826	$63,740	$50,826
Sales	3,749	3,672	3,452	4,175	3,060	3,630	4,076	3,987	15,048	14,753
Redemptions	(5,376)	(3,449)	(3,116)	(3,749)	(3,276)	(2,944)	(3,269)	(3,587)	(15,690)	(13,076)
Net flows	(1,627)	223	336	426	(216)	686	807	400	(642)	1,677
Change in market value and other	(10,850)	2,955	1,247	536	2,793	2,430	2,557	3,457	(6,112)	11,237
Ending balance	$56,986	$69,463	$66,285	$64,702	$63,740	$61,163	$58,047	$54,683	$56,986	$63,740
Fixed Income Funds
Beginning balance	$14,831	$14,556	$14,378	$14,401	$14,454	$14,286	$13,973	$13,301	$14,401	$13,301
Sales	1,222	946	1,119	1,002	771	866	1,079	1,930	4,289	4,646
Redemptions	(1,541)	(772)	(960)	(1,030)	(966)	(861)	(900)	(1,406)	(4,303)	(4,133)
Net flows	(319)	174	159	(28)	(195)	5	179	524	(14)	513
Change in market value and other	(45)	101	19	5	142	163	134	148	80	587
Ending balance	$14,467	$14,831	$14,556	$14,378	$14,401	$14,454	$14,286	$13,973	$14,467	$14,401
Multi-Strategy Investments Funds [1]
Beginning balance	$20,062	$19,894	$20,137	$20,469	$19,571	$18,923	$18,142	$17,171	$20,469	$17,171
Sales	622	558	681	1,000	993	868	1,093	1,301	2,861	4,255
Redemptions	(1,079)	(971)	(931)	(914)	(751)	(792)	(765)	(892)	(3,895)	(3,200)
Net flows	(457)	(413)	(250)	86	242	76	328	409	(1,034)	1,055
Change in market value and other	(1,372)	581	7	(418)	656	572	453	562	(1,202)	2,243
Ending balance	$18,233	$20,062	$19,894	$20,137	$20,469	$19,571	$18,923	$18,142	$18,233	$20,469
Exchange-traded Products ("ETP") AUM
Beginning balance	$1,177	$930	$666	$480	$409	$325	$278	$209	$480	$209
Net flows	721	261	228	194	42	60	33	22	1,404	157
Change in market value and other	(27)	(14)	36	(8)	29	24	14	47	(13)	114
Ending balance	$1,871	$1,177	$930	$666	$480	$409	$325	$278	$1,871	$480
Mutual Fund and ETP AUM
Beginning balance	$105,533	$101,665	$99,883	$99,090	$95,597	$91,581	$87,076	$81,507	$99,090	$81,507
Sales - mutual fund	5,593	5,176	5,252	6,177	4,824	5,364	6,248	7,218	22,198	23,654
Redemptions - mutual fund	(7,996)	(5,192)	(5,007)	(5,693)	(4,993)	(4,597)	(4,934)	(5,885)	(23,888)	(20,409)
Net flows - ETP	721	261	228	194	42	60	33	22	1,404	157
Net flows - mutual fund and ETP	(1,682)	245	473	678	(127)	827	1,347	1,355	(286)	3,402
Change in market value and other	(12,294)	3,623	1,309	115	3,620	3,189	3,158	4,214	(7,247)	14,181
Ending balance	91,557	105,533	101,665	99,883	99,090	95,597	91,581	87,076	91,557	99,090
Talcott Resolution life and annuity separate account AUM [2]	13,283	15,543	15,376	15,614	16,260	16,127	16,098	16,123	13,283	16,260
Hartford Funds AUM	$104,840	$121,076	$117,041	$115,497	$115,350	$111,724	$107,679	$103,199	$104,840	$115,350

[1]	Includes balanced, allocation, and alternative investment products.

[2]	Represents AUM of the the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment. For further information see page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Fee income [1]	$11	$15	$4	$2	$2	$1	$—	$1	$32	$4
Other revenue	13	6	2	—	—	—	—	—	21	—
Net investment income	26	15	11	7	9	5	5	4	59	23
Net realized capital gains (losses)	(16)	4	1	4	(1)	1	—	(1)	(7)	(1)
Total revenues	34	40	18	13	10	7	5	4	105	26
Benefits, losses and loss adjustment expenses [2]	2	3	4	2	31	—	—	—	11	31
Insurance operating costs and other expenses	24	25	19	15	(1)	26	16	18	83	59
Pension settlement	—	—	—	—	—	—	750	—	—	750
Loss on extinguishment of debt	—	—	6	—	—	—	—	—	6	—
Interest expense	70	69	79	80	78	79	79	80	298	316
Total expenses	96	97	108	97	108	105	845	98	398	1,156
Loss from continuing operations before income taxes	(62)	(57)	(90)	(84)	(98)	(98)	(840)	(94)	(293)	(1,130)
Income tax expense (benefit) [3] [6]	(50)	(17)	(8)	(20)	821	(30)	(293)	(41)	(95)	457
Loss from continuing operations, net of tax	(12)	(40)	(82)	(64)	(919)	(68)	(547)	(53)	(198)	(1,587)
Income (loss) from discontinued operations, net of tax [4]	—	5	148	169	(3,145)	89	112	75	322	(2,869)
Net income (loss)	(12)	(35)	66	105	(4,064)	21	(435)	22	124	(4,456)
Preferred stock dividends	6	—	—	—	—	—	—	—	6	—
Net income (loss) available to common stockholders	(18)	(35)	66	105	(4,064)	21	(435)	22	118	(4,456)
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(16)	4	2	4	(1)	2	(1)	(1)	(6)	(1)
Less: Loss on extinguishment of debt, before tax	—	—	(6)	—	—	—	—	—	(6)	—
Less: Pension settlement, before tax	—	—	—	—	—	—	(750)	—	—	(750)
Less: Income tax benefit (expense) [3] [5] [6]	44	1	(2)	(2)	(867)	(2)	262	—	41	(607)
Less: Income (loss) from discontinued operations, net of tax [4]	—	5	148	169	(3,145)	89	112	75	322	(2,869)
Core losses	$(46)	$(45)	$(76)	$(66)	$(51)	$(68)	$(58)	$(52)	$(233)	$(229)

[1]	Beginning in June 2018, includes fee income from managing invested assets of the life and annuity business sold in May 2018.

[2]	Relates to run-off structured settlement and terminal funding agreement liabilities.

[3]
The three months and year ended December 31, 2017 include $867 of income tax expense primarily from reducing net deferred tax assets due to the reduction in the corporate Federal income tax rate from 35% to 21%.

[4]
The three months ended December 31, 2017 included an estimated loss on sale of $3.3 billion related to the life and annuity business sold in May 2018. The three months ended June 30, 2018 and March 31, 2018, included a reduction in loss on sale of $151 and $62, respectively.

[5]	Generally represents federal income tax benefit (expense) related to before tax items not included in core earnings.

[6]
The three and twelve months ended December 31, 2018 included a $40 Tax Reform benefit as the IRS communicated that a sequestration fee would not be payable on alternative minimum tax credits the Company expects to be refunded.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Net Investment Income
Fixed maturities [1]
Taxable	$282	$269	$252	$238	$226	$224	$224	$221	$1,041	$895
Tax-exempt	100	101	106	111	105	103	102	98	418	408
Total fixed maturities	382	370	358	349	331	327	326	319	1,459	1,303
Equity securities	14	6	6	6	10	4	5	5	32	24
Mortgage loans	39	35	34	33	33	31	30	30	141	124
Limited partnerships and other alternative investments [2]	48	45	39	73	29	48	39	58	205	174
Other [3]	(7)	10	9	8	10	13	11	15	20	49
Subtotal	476	466	446	469	413	423	411	427	1,857	1,674
Investment expense	(19)	(22)	(18)	(18)	(19)	(19)	(16)	(17)	(77)	(71)
Total net investment income	$457	$444	$428	$451	$394	$404	$395	$410	$1,780	$1,603
Annualized investment yield, before tax [4]	4.0%	4.0%	3.9%	4.2%	3.8%	4.1%	4.1%	4.2%	4.0%	4.0%
Annualized limited partnerships and other alternative investment yield, before tax [4]	11.6%	10.6%	9.5%	18.6%	7.3%	12.8%	10.1%	15.5%	13.2%	12.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] *	3.7%	3.7%	3.7%	3.7%	3.7%	3.8%	3.8%	3.8%	3.7%	3.7%
Annualized investment yield, after tax [4]	3.3%	3.3%	3.3%	3.5%	2.8%	3.0%	3.0%	3.1%	3.3%	3.0%
Average reinvestment rate [5]	4.3%	4.0%	4.0%	3.8%	3.3%	3.4%	3.5%	3.5%	4.0%	3.5%
Average sales/maturities yield [6]	4.0%	3.8%	3.7%	3.3%	3.3%	4.1%	3.7%	3.6%	3.7%	3.7%
Portfolio duration (in years) [7]	4.7	4.9	4.9	5.1	5.2	5.0	5.0	5.1	4.7	5.2

[1]	Includes income on short-term bonds.

[2]	Other alternative investments include an insurer-owned life insurance policy which is invested in hedge funds and other investments.

[3]	Primarily includes income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term securities.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Net Investment Income
Fixed maturities [1]
Taxable	$184	$178	$168	$163	$158	$169	$169	$168	$693	$664
Tax-exempt	76	77	79	82	81	81	81	78	314	321
Total fixed maturities	260	255	247	245	239	250	250	246	1,007	985
Equity securities	5	5	5	4	4	4	4	4	19	16
Mortgage loans	28	24	23	24	24	22	21	21	99	88
Limited partnerships and other alternative investments [2]	37	35	33	58	23	34	32	45	163	134
Other [3]	(8)	8	6	4	6	7	8	8	10	29
Subtotal	322	327	314	335	296	317	315	324	1,298	1,252
Investment expense	(14)	(16)	(13)	(13)	(15)	(14)	(13)	(14)	(56)	(56)
Total net investment income	$308	$311	$301	$322	$281	$303	$302	$310	$1,242	$1,196
Annualized investment yield, before tax [4]	4.0%	4.1%	4.0%	4.3%	3.8%	4.0%	4.1%	4.2%	4.1%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	10.7%	9.8%	9.3%	17.0%	6.5%	10.4%	9.6%	13.6%	12.3%	10.5%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.7%	3.8%	3.8%	3.7%	3.7%	3.7%	3.8%	3.7%	3.7%	3.8%
Annualized investment yield, after tax [4]	3.3%	3.4%	3.4%	3.5%	2.8%	2.9%	3.0%	3.1%	3.4%	3.0%
Average reinvestment rate [5]	4.4%	3.9%	4.0%	3.7%	3.2%	3.4%	3.5%	3.7%	4.0%	3.5%
Average sales/maturities yield [6]	4.1%	3.8%	3.9%	3.7%	3.6%	4.1%	3.8%	3.8%	3.9%	3.8%
Portfolio duration (in years) [7]	4.9	4.9	4.9	4.9	5.0	5.0	5.0	5.0	4.9	5.0
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Net Investment Income
Fixed maturities [1]
Taxable	$80	$77	$75	$70	$63	$50	$50	$49	$302	$212
Tax-exempt	22	23	25	27	24	21	21	20	97	86
Total fixed maturities	102	100	100	97	87	71	71	69	399	298
Equity securities	1	—	—	1	1	—	—	—	2	1
Mortgage loans	11	11	11	9	9	9	9	10	42	37
Limited partnerships and other alternative investments [2]	11	10	6	15	6	14	7	13	42	40
Other [3]	1	2	3	4	4	5	4	6	10	19
Subtotal	126	123	120	126	107	99	91	98	495	395
Investment expense	(5)	(6)	(5)	(5)	(4)	(4)	(3)	(3)	(21)	(14)
Total net investment income	$121	$117	$115	$121	$103	$95	$88	$95	$474	$381
Annualized investment yield, before tax [4]	4.2%	4.1%	4.1%	4.3%	3.8%	4.9%	4.5%	4.8%	4.2%	4.4%
Annualized limited partnerships and other alternative investment yield, before tax [4]	17.2%	15.4%	10.6%	28.3%	12.2%	29.4%	13.3%	28.9%	19.0%	22.7%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4] [8]	3.9%	3.9%	3.9%	3.8%	3.7%	4.3%	4.3%	4.3%	3.9%	4.0%
Annualized investment yield, after tax [4]	3.4%	3.4%	3.4%	3.5%	2.8%	3.5%	3.3%	3.5%	3.4%	3.1%
Average reinvestment rate [5]	4.3%	4.1%	4.2%	3.9%	3.4%	3.6%	3.6%	3.6%	4.1%	3.5%
Average sales/maturities yield [6] [9]	3.9%	3.6%	3.8%	3.0%	2.9%	4.3%	3.9%	4.0%	3.5%	3.4%
Portfolio duration (in years) [7]	5.7	6.1	6.0	6.1	6.3	6.0	6.0	5.9	5.7	6.3
Footnotes [1] through [7] are explained on page 26.

[8]
Beginning in the fourth quarter of 2017, the average yield reflects the fact that invested assets acquired as part of the acquisition of Aetna's U.S. group life and disability business on November 1, 2017 were recorded at the then current yields, which are lower than the yields of the remainder of the Group Benefits segment invested assets.

[9]
For the period ended December 31, 2017, the decline in average sales/maturities yield is reflective of a higher level of bond sales related to the rebalancing of the investment portfolio acquired as part of the purchase of Aetna's U.S. group life and disability benefits business on November 1, 2017.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income by Segment	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Net Investment Income
Commercial Lines	$247	$250	$242	$258	$225	$241	$240	$243	$997	$949
Personal Lines	39	39	37	40	34	36	35	36	155	141
P&C Other Operations	22	22	22	24	22	26	27	31	90	106
Total Property & Casualty	$308	$311	$301	$322	$281	$303	$302	$310	$1,242	$1,196
Group Benefits	121	117	115	121	103	95	88	95	474	381
Hartford Funds	2	1	1	1	1	1	—	1	5	3
Corporate	26	15	11	7	9	5	5	4	59	23
Total net investment income by segment	$457	$444	$428	$451	$394	$404	$395	$410	$1,780	$1,603

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Total Property & Casualty	$37	$35	$33	$58	$23	$34	$32	$45	$163	$134
Group Benefits	11	10	6	15	6	14	7	13	42	40
Total net investment income from limited partnerships and other alternative investments [1]	$48	$45	$39	$73	$29	$48	$39	$58	$205	$174

[1]	Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Net Realized Capital Gains (Losses)
Gross gains on sales	$23	$26	$46	$19	$91	$46	$77	$61	$114	$275
Gross losses on sales	(43)	(41)	(31)	(57)	(29)	(16)	(22)	(46)	(172)	(113)
Equity securities [1]	(136)	46	26	16	—	—	—	—	(48)	—
Net impairment losses	—	(1)	—	—	(4)	(1)	(2)	(1)	(1)	(8)
Valuation allowances on mortgage loans	—	—	—	—	(1)	—	—	—	—	(1)
Transactional foreign currency revaluation	—	—	—	1	—	—	8	6	1	14
Non-qualifying foreign currency derivatives	1	1	4	(3)	—	—	(7)	(7)	3	(14)
Other net gains (losses) [2] [3]	(17)	7	7	(6)	3	(3)	1	11	(9)	12
Total net realized capital gains (losses)	(172)	38	52	(30)	60	26	55	24	(112)	165
Less: Net realized capital gains, included in core earnings, before tax	3	1	2	—	1	1	2	1	6	5
Total net realized capital gains (losses) excluded from core earnings, before tax	(175)	37	50	(30)	59	25	53	23	(118)	160
Less: Impacts of tax	(38)	8	10	(5)	22	10	20	8	(25)	60
Total net realized capital gains (losses) excluded from core earnings	$(137)	$29	$40	$(25)	$37	$15	$33	$15	$(93)	$100

[1]	Effective January 1, 2018, with the adoption of new accounting guidance for equity securities at fair value, includes all changes in fair value and trading gains and losses for equity securities.

[2]	Includes changes in value of non-qualifying derivatives, including credit derivatives and interest rate derivatives used to manage duration.

[3]	Includes periodic net coupon settlements on credit derivatives which are included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Dec 31 2018		Sept 30 2018		Jun 30 2018		Mar 31 2018		Dec 31 2017
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$46,790	100.0%	$46,134	100.0%	$45,648	100.0%	$44,432	100.0%	$45,146	100.0%
Asset-backed securities	$1,276	3.6%	$1,191	3.3%	$994	2.7%	$911	2.5%	$1,126	3.0%
Collateralized debt obligations	1,437	4.0%	1,326	3.7%	1,089	3.0%	1,144	3.2%	1,260	3.4%
Commercial mortgage-backed securities	3,552	9.9%	3,657	10.2%	3,494	9.7%	3,311	9.2%	3,336	8.9%
Corporate	13,398	37.6%	13,492	37.3%	13,349	36.9%	12,634	35.2%	12,804	34.7%
Foreign government/government agencies	847	2.4%	952	2.6%	1,133	3.1%	1,082	3.0%	1,110	3.0%
Municipal [2]	10,346	29.1%	10,602	29.3%	11,142	30.8%	11,544	32.1%	12,485	33.8%
Residential mortgage-backed securities	3,279	9.2%	3,118	8.5%	3,207	8.9%	3,086	8.6%	3,044	8.3%
U.S. Treasuries	1,517	4.2%	1,828	5.1%	1,786	4.9%	2,212	6.2%	1,799	4.9%
Total fixed maturities, available-for-sale	$35,652	100.0%	$36,166	100.0%	$36,194	100.0%	$35,924	100.0%	$36,964	100.0%
U.S. government/government agencies	$4,430	12.4%	$4,735	13.1%	$4,722	13.0%	$4,972	13.8%	$4,536	12.3%
AAA	6,440	18.1%	6,379	17.6%	6,027	16.7%	5,812	16.2%	6,072	16.4%
AA	6,985	19.6%	7,085	19.6%	7,096	19.6%	6,942	19.3%	7,810	21.1%
A	8,370	23.5%	8,543	23.6%	8,846	24.4%	8,873	24.7%	8,919	24.1%
BBB	8,163	22.9%	8,232	22.8%	8,157	22.5%	7,839	21.8%	7,931	21.5%
BB	794	2.2%	721	2.0%	822	2.3%	890	2.5%	1,005	2.7%
B	448	1.2%	446	1.2%	498	1.4%	529	1.5%	618	1.7%
CCC	21	0.1%	23	0.1%	23	0.1%	64	0.2%	69	0.2%
CC & below	1	—%	2	—%	3	—%	3	—%	4	—%
Total fixed maturities, available-for-sale	$35,652	100.0%	$36,166	100.0%	$36,194	100.0%	$35,924	100.0%	$36,964	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

[2]	Primarily comprised of $7.7 billion in Property & Casualty, $2.5 billion in Group Benefits, and $171 in Corporate as of December 31, 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
DECEMBER 31, 2018

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$3,492	$3,410	7.3%
Utilities	2,044	2,018	4.3%
Consumer non-cyclical	2,032	1,972	4.2%
Technology and communications	1,840	1,820	3.9%
Energy [1]	1,183	1,154	2.5%
Capital goods	1,167	1,144	2.4%
Consumer cyclical	1,023	1,003	2.1%
Basic industry	644	631	1.3%
Transportation	560	546	1.2%
Other	925	914	2.0%
Total	$14,910	$14,612	31.2%
Top Ten Exposures by Issuer [2]
New York State Dormitory Authority	$277	$287	0.6%
Commonwealth of Massachusetts	212	222	0.5%
New York City Transitional Finance Authority	212	219	0.5%
State of California	202	210	0.5%
Comcast Corporation	204	206	0.4%
JP Morgan Chase & Co.	202	198	0.4%
Massachusetts St. Development Finance Agency	184	188	0.4%
New York City Municipal Water Finance Authority	176	183	0.4%
Wells Fargo & Company	166	164	0.4%
Morgan Stanley	166	161	0.3%
Total	$2,001	$2,038	4.4%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds (previously known as "Mutual Funds"), as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides businesses with workers' compensation, property, automobile, liability, umbrella, marine and livestock coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consist of the Company's small commercial and middle market lines of business. Additionally, within Commercial Lines, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, bond, and specialty casualty coverages are offered through the segment's specialty commercial lines. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and over 90% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans. On November 1, 2017, Hartford Life and Accident Insurance Company (HLA), a wholly owned subsidiary of the Company, completed the acquisition of Aetna's U.S. group life and disability insurance business through a reinsurance transaction. Aetna's group life and disability revenue and earnings since the acquisition date are included in the operating results of the Company's Group Benefits reporting segment.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in both domestic and international markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category discontinued operations related to the life and annuity business sold in May 2018, reserves for run-off structured settlement and terminal funding agreement liabilities, capital raising activities (including debt financing and related interest expense), purchase accounting adjustments related to goodwill and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business, including management of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries ("Talcott Resolution"). Talcott Resolution is the new holding company of the life and annuity business that we sold in May 2018. In addition, Corporate includes a 9.7% ownership interest in the legal entity that acquired the life and annuity business sold.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, redemptions, net flows, account value, policies in-force, new business, premium retention, policy count retention and renewal earned and written price increases. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period. Renewal earned price increases represent the portions of the prior and current period renewal written price increases that have been earned based on the period of time the underlying renewal policies have been in effect. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense) less fee income to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
The Company, along with others in the insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and transaction costs associated with an acquired business) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in earnings or losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. The Company believes that core earnings provides investors with a valuable measure of the underlying performance of the Company’s businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, certain restructuring and other costs, integration and transaction costs in connection with an acquired business, pension settlements, loss on extinguishment of debt, gains and losses on reinsurance transactions, income tax benefit from reduction in deferred income tax valuation allowance, impact of tax reform on net deferred tax assets, and results of discontinued operations. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax) that tend to be highly variable from period to period based on capital market conditions. The Company believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings are net of preferred stock dividends declared since they are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding. Results from discontinued operations are excluded from core earnings for businesses held for sale because such results could obscure trends in our ongoing businesses that are valuable to our investors' ability to assess the Company's financial performance. Net income (loss), net income (loss) available to common stockholders and income from continuing operations, net of tax, available to common stockholders (during periods when the Company reports significant discontinued operations) are the most directly comparable U.S. GAAP measures to core earnings. Income from continuing operations, net of tax, available to common stockholders is net income (loss) available to common stockholders, excluding the income (loss) from discontinued operations, net of tax. Core earnings should not be considered as a substitute for net income (loss), net income (loss) available to common stockholders or income (loss) from continuing operations, net of tax, available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, income (loss) from continuing operations, net of tax, available to common stockholders and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Company believes that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share (defined as "net income (loss) per share") and income (loss) from continuing operations, net of tax, available to common stockholders per share are the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share or income (loss) from continuing operations, net of tax, available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share, income (loss) from continuing operations, net of tax, available to common stockholders per share and core earnings per share when reviewing our performance.
Book value per diluted share is a U.S. GAAP financial measure that represents a per share assessment of the value of a company's equity. It is calculated by dividing (a) common stockholders' equity by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share to enable investors to assess the value of the Company’s equity. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
The Company provides different measures of the return on stockholders' equity (“ROE”). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. Net income (loss) available to common stockholders ROE ("Net income (loss) ROE") is the most directly comparable U.S. GAAP measure. Net income (loss) ROE is calculated by dividing (a) net income (loss) available to common stockholders for the prior four fiscal quarters by (b) average common stockholders' equity, including AOCI. ROEs at the segment level and for consolidated, represent a levered view of ROE as debt financing and related interest expense are attributed to the businesses consistent with the overall average debt to capitalization ratios of the consolidated entity. Similarly, in this levered view of ROE, preferred stock and related preferred dividends are attributed to the businesses. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides investors with return on equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above.
A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017
Net income (loss) ROE	13.7%	(14.0%)	(15.4%)	(19.3%)	(20.6%)	2.7%	3.9%	5.4%
Less: Net realized capital gains (losses), excluded from core earnings, before tax	(0.9%)	0.8%	0.7%	0.7%	1.1%	(0.2%)	(0.2)%	(0.3)%
Less: Loss on reinsurance transactions, before tax	—%	—%	—%	—%	—%	(3.6%)	(3.6)%	(3.7)%
Less: Pension settlement, before tax	—%	—%	—%	(5.0%)	(4.9%)	(4.2%)	(4.2)%	—%
Less: Integration and transaction costs associated with an acquired business, before tax	(0.4%)	(0.3%)	(0.3%)	(0.2%)	(0.1%)	—%	—%	—%
Less: Income tax benefit (expense) on items not included in core earnings	0.6%	(6.1%)	(6.1%)	(4.3%)	(4.4%)	3.2%	3.5%	2.4%
Less: Income (loss) from discontinued operations, net of tax	2.5%	(18.8%)	(18.4%)	(18.4%)	(18.9%)	1.8%	1.8%	1.9%
Less: Impact of AOCI, excluded from denominator of core earnings ROE	0.3%	0.1%	0.3%	0.1%	(0.1%)	(0.2%)	(0.3)%	—%
Core earnings ROE	11.6%	10.3%	8.4%	7.8%	6.7%	5.9%	6.9%	5.1%

The Company evaluates profitability of the individual P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses and policyholder dividends. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's pricing and underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Company believes that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth on pages 9, 11, 15 and 20.
Underlying underwriting gain (loss) represents underwriting gain (loss) before current accident year ("CAY") catastrophes and prior accident year development ("PYD"). The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. A reconciliation of net income (loss) to underlying underwriting gain (loss) for individual reporting segments is set forth below.
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Net income	$59	$349	$383	$404	$219	$116	$302	$288	$1,195	$925
Less: Net investment income	308	311	301	322	281	303	302	310	1,242	1,196
Less: Other	(133)	44	53	(4)	63	25	46	22	(40)	156
Add back: Income tax expense (benefit)	(10)	76	83	92	168	23	123	113	241	427
Underwriting gain (loss)	(126)	70	112	178	43	(189)	77	69	234	—
Add back: Unfavorable (favorable) PYD	(28)	(60)	(47)	(32)	(42)	(1)	(10)	12	(167)	(41)
Add back: Loss and LAE related to CAY catastrophes	361	169	188	103	179	352	155	150	821	836
Underlying underwriting gain	$207	$179	$253	$249	$180	$162	$222	$231	$888	$795
COMMERCIAL LINES

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Net income	$253	$289	$372	$298	$286	$90	$258	$231	$1,212	$865
Less: Net investment income	247	250	242	258	225	241	240	243	997	949
Less: Other	(107)	30	40	(6)	47	13	33	12	(43)	105
Add back: Income tax expense	55	61	83	68	162	15	108	92	267	377
Underwriting gain (loss)	168	70	173	114	176	(149)	93	68	525	188
Add back: Unfavorable (favorable) PYD	(55)	(53)	(73)	(19)	(34)	(3)	—	15	(200)	(22)
Add back: Loss and LAE related to CAY catastrophes	37	95	74	69	(21)	270	63	71	275	383
Underlying underwriting gain	$150	$112	$174	$164	$121	$118	$156	$154	$600	$549

PERSONAL LINES

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Net income (loss)	$(178)	$51	$6	$89	$(74)	$8	$24	$33	$(32)	$(9)
Less: Net investment income	39	39	37	40	34	36	35	36	155	141
Less: Other	(16)	11	10	3	11	9	8	4	8	32
Add back: Income tax expense (benefit)	(52)	13	(1)	21	6	—	6	14	(19)	26
Underwriting gain (loss)	(253)	14	(42)	67	(113)	(37)	(13)	7	(214)	(156)
Add back: Unfavorable (favorable) PYD	(11)	(18)	10	(13)	(25)	2	(10)	(4)	(32)	(37)
Add back: Loss and LAE related to CAY catastrophes	324	74	114	34	200	82	92	79	546	453
Underlying underwriting gain	$60	$70	$82	$88	$62	$47	$69	$82	$300	$260
Underlying combined ratio is a non-GAAP financial measure. Combined ratio is the most directly comparable GAAP measure. Underlying combined ratio represents the combined ratio before catastrophes and prior accident year development. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.
Core earnings margin is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing (a) core earnings by (b) revenues excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses). Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance.
Return on Assets ("ROA"), core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Hartford Funds segment performance. ROA, core earnings is calculated by dividing (a) core earnings by (b) a daily average AUM.
Net investment income, excluding limited partnerships and other alternative investments is the amount of net investment income earned from invested assets excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Net investment income is the most directly comparable GAAP measure.
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Total net investment income	$457	$444	$428	$451	$394	$404	$395	$410	$1,780	$1,603
Limited partnerships and other alternative investments ("Limited Partnerships")	48	45	39	73	29	48	39	58	205	174
Net investment income excluding limited partnerships and other alternative investments	$409	$399	$389	$378	$365	$356	$356	$352	$1,575	$1,429

PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Total net investment income	$308	$311	$301	$322	$281	$303	$302	$310	$1,242	$1,196
Limited partnerships and other alternative investments	37	35	33	58	23	34	32	45	163	134
Net investment income excluding limited partnerships and other alternative investments	$271	$276	$268	$264	$258	$269	$270	$265	$1,079	$1,062

GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Total net investment income	$121	$117	$115	$121	$103	$95	$88	$95	$474	$381
Limited partnerships and other alternative investments	11	10	6	15	6	14	7	13	42	40
Net investment income excluding limited partnerships and other alternative investments	$110	$107	$109	$106	$97	$81	$81	$82	$432	$341

Annualized investment yield, excluding limited partnerships and other alternative investments is the annualized net investment income excluding limited partnerships and other alternative investments divided by the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnership and other alternative invested assets. The company believes that annualized net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure.
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Annualized investment yield	4.0%	4.0%	3.9%	4.2%	3.8%	4.1%	4.1%	4.2%	4.0%	4.0%
Less: limited partnerships and other alternative investments	0.3%	0.3%	0.2%	0.5%	0.1%	0.3%	0.3%	0.4%	0.3%	0.3%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.7%	3.7%	3.7%	3.7%	3.8%	3.8%	3.8%	3.7%	3.7%

PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Annualized investment yield	4.0%	4.1%	4.0%	4.3%	3.8%	4.0%	4.1%	4.2%	4.1%	4.1%
Less: limited partnerships and other alternative investments	0.3%	0.3%	0.2%	0.6%	0.1%	0.3%	0.3%	0.5%	0.4%	0.3%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.8%	3.8%	3.7%	3.7%	3.7%	3.8%	3.7%	3.7%	3.8%

GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2017	Sept 30 2017	Jun 30 2017	Mar 31 2017	Dec 31 2018	Dec 31 2017
Annualized investment yield	4.2%	4.1%	4.1%	4.3%	3.8%	4.9%	4.5%	4.8%	4.2%	4.4%
Less: limited partnerships and other alternative investments	0.3%	0.2%	0.2%	0.5%	0.1%	0.6%	0.2%	0.5%	0.3%	0.4%
Annualized investment yield excluding limited partnerships and other alternative investments	3.9%	3.9%	3.9%	3.8%	3.7%	4.3%	4.3%	4.3%	3.9%	4.0%